SUMMARY PROSPECTUS
Delaware VIP® Small Cap Value Series — Service Class

April 30, 2013

Before you invest, you may want to review the Series’ statutory prospectus, which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders online at delawareinvestments.com/vip/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to subadvisoryrequests@delinvest.com. The Series’ statutory prospectus and statement of additional information, both dated April 30, 2013, are each incorporated by reference into this summary prospectus.

WHAT IS THE SERIES’ INVESTMENT OBJECTIVE?

Delaware VIP Small Cap Value Series seeks capital appreciation.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

	CLASS	SERVICE
Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Management fees	0.73%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.08%
	Total annual series operating expenses	1.11%
	Fee waivers and expense reimbursements[1]	(0.05%	)
	Total annual series operating expenses after fee
	waivers and expense reimbursements	1.06%

[1] The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2013 through April 30, 2014. This waiver and/or reimbursement may be terminated only by agreement of the Distributor and the Series.

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the waiver and/or reimbursement for the 1-year contractual period and the total operating expenses without the waivers and/or reimbursements for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	CLASS	SERVICE
	1 year	$108
	3 years	$348
	5 years	$607
	10 years	$1,347

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 14% of the average value of its portfolio.

WHAT ARE THE SERIES’ PRINCIPAL INVESTMENT STRATEGIES?

The Series invests primarily in investments of small companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, Delaware Management Company (Manager) considers the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. The Manager focuses on free cash flow in our individual stock selection, seeking companies that the Manager believes have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Series’ net assets will be in investments of small-capitalization companies (80% policy). The Series’ 80% policy is nonfundamental and may be changed without shareholder approval. However, shareholders would be given notice at least 60 days prior to any change. The Series considers small-capitalization companies to be companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000® Index at the time of purchase.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE SERIES?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. Principal risks include:

Risk	Definition
Investments not guaranteed by the Manager or its affiliates

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Industry risk	The risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.
Small company risk	The risk that investments in small- and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs; foreign economic conditions, or inadequate or different regulatory and accounting standards.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.

Risk	Definition
Counterparty risk

The risk that a counterparty to a derivative contract (such as a swap, futures or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

HOW HAS THE DELAWARE VIP® SMALL CAP VALUE SERIES PERFORMED?

The bar chart and table below provide some indication of the risks of investing in the Series by showing changes in the Series’ performance from year to year and by showing how the Series’ average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Series’ past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/vip/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Year-by-year total return (Service Class)

During the periods illustrated in this bar chart, the Class’s highest quarterly return was 22.71% for the quarter ended September 30, 2009 and its lowest quarterly return was -24.37% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2012

	1 year	5 years	10 years
Delaware VIP Small Cap Value Series – Service Class	13.63%	6.30%	10.63%
Russell 2000® Value Index	18.05%	3.54%	9.50%
(reflects no deduction for fees, expenses, or taxes)

WHO MANAGES THE SERIES

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christopher S. Beck, CFA	Senior Vice President, Chief Investment Officer — Small-Cap Value/Mid-Cap Value Equity	May 1997
Steven G. Catricks, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kelley A. McKee, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kent P. Madden, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012

PURCHASE AND REDEMPTION OF SERIES SHARES

Shares are sold only to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

TAX INFORMATION

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-VSCVSVC [12/12] DG3 18744	Investment Company Act File No. 811-05162